UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
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BALLY'S CORPORATION

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Bally’s Corporation (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) virtually on May 19, 2026. There were 48,743,136 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 44,568,505 were present or represented by proxy. The Company’s shareholders voted on four proposals at the Annual Meeting. The results of voting on four proposals, including final voting tabulations, are set forth below.

Proposal 1 - Election of Directors

At the Annual Meeting, the shareholders elected Jeffrey W. Rollins and George T. Papanier to serve as directors for a term of three years. The vote was as follows:

	For	Withheld	Broker Non-Votes
Jeffrey W. Rollins	42,647,815	404,892	1,515,798
George T. Papanier	42,991,112	61,595	1,515,798

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the shareholders approved the ratification of the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
44,490,121	74,706	3,678	—

Proposal 3 - Approval, on a Non-binding Advisory Basis, of the Compensation of the Company's Named Executive Officers

At the Annual Meeting, the vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
42,637,320	398,072	17,315	1,515,798

Proposal 4 - Approval of the Bally's Corporation Amended and Restated 2021 Equity Incentive Plan

At the Annual Meeting, the shareholders approved the amendment and restatement of the Bally’s Corporation Amended and Restated 2021 Equity Incentive Plan. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
42,609,875	422,931	19,901	1,515,798

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION
By:	/s/ Kim M. Barker
Name:	Kim M. Barker
Title:	Chief Legal Officer

Date: May 20, 2026